                                                                   EXHIBIT 10(b)
                                                                   -------------

                     OFFSHORE SECURITIES PURCHASE AGREEMENT


     This Offshore Securities Purchase Agreement (this "Agreement"), dated as of the 30th day of January, 1998, is entered into by and between EMB Corporation, a corporation organized under the laws of the state of Hawaii (the "Issuer"), and the purchaser or purchasers identified in Schedule I hereto, each a separate purchaser (the "Purchaser").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Issuer shall issue and sell to the Investor and the Purchaser shall purchase from the Issuer one or more offshore convertible notes (the "Notes") convertible from time to time, in accordance with the terms thereof, into shares of the Common Stock, no par value (the "Common Stock"), of the Issuer (the "Conversion Shares") together with a warrant to purchase one share of Common Stock for each Ten Dollars ($10.00) of Notes purchased (the "Warrant") (collectively the "Securities"); and

     WHEREAS, such investment will be made outside the United States in reliance upon the provisions of Regulation S ("Regulation S") of the United States Securities Act of 1933, as amended and the regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the investment in the Note and Warrant and the issuance and/or resale of the Conversion Shares to be made hereunder or under the Note, or the issuance and resale of the Shares, purchasable upon exercise of any Warrant (the "Warrant Shares").

     NOW, THEREFORE, the parties hereto agree as follows (except as otherwise provided, capitalized terms used but not otherwise defined herein shall have their respective meanings set forth in the Note):

     1. PURCHASE AND SALE OF THE SECURITIES. On the basis of the representations and warranties, and subject to the terms and conditions, all as set forth in this Agreement, the Issuer hereby covenants and agrees to sell to the Purchaser on the Closing Date (as defined below), at the purchase price set forth herein (the "Purchase Price"), one or more Notes in registered form and substantially in the form of Exhibit A hereto (the "Note") together with the associated Warrants and Purchaser agrees to purchase, pay for and accept the Note and Warrants from Issuer. Each such Note shall be convertible at the sole option of the holder thereof into a number of Conversion Shares determined pursuant to Article 3 of the Note.

     2. CLOSING. The closing of the purchase and sale of the Securities pursuant to Section 1 hereof shall take place on the 30th day of January, 1998, at the law offices of D. David Cohen, Esq. located at Suite 133, 500 N. Broadway, Jericho, New York 11753, or on such other date and at such other time and place as the Purchaser and the Issuer may agree upon in writing prior thereto (such time and date, the "Closing Date").

     The duly executed Note and Warrants to be purchased by the Purchaser shall be delivered by, or on behalf of, the Issuer at the offices of Barry B. Globerman, Esq., as Escrow Agent against payment of the Purchase Price therefor in immediately available funds by, or on behalf of, the Purchaser. Delivery of such Securities shall be in accordance with the instructions of the Purchaser, and in the Purchaser's name.

     The Purchase Price for the Securities shall be One Hundred Percent (100%) of the face amount of each Note issued hereunder.

     3. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer represents and warrants to, and agrees with, the Purchaser that:

     (a) The Issuer has been duly incorporated and is validly existing as a corporation under the laws of the state of Hawaii.

     (b) This Agreement has been duly authorized, executed and delivered by the Issuer and constitute a valid and binding agreement, enforceable in accordance with its terms, and the Issuer has full corporate power and authority necessary to enter into such agreements and to perform its obligations thereunder.

     (c) No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Issuer or any of its affiliates is required for execution of this Agreement and the performance of Issuer's obligations under such agreements, including, without limitation, the issuance and sale of the Note and the Conversion Shares, the Warrant and the Warrant Shares.

     (d) Neither the sale of the Securities pursuant to this Agreement, nor the performance of its obligations under this Agreement, by the Issuer will (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation or by-laws of the Issuer, (B) any decree, judgment, order, law treaty, rule, regulation or determination applicable to the Issuer of any court, governmental agency or body, or arbitrator having jurisdiction over the Issuer or over the properties or assets of the Issuer, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Issuer is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Issuer is a party; or (ii) result in the creation or imposition of any lien, claim or other encumbrance upon the Note, the Conversion Shares, the Warrant, the Warrant Shares or any of the assets of the Issuer.

     (e) The Note and Warrant, when issued and delivered pursuant to this Agreement, will have been duly authorized, executed, issued and delivered and will constitute a legal, valid, binding and enforceable obligation of the Issuer, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Issuer has full corporate power and authority necessary to issue and execute the Note and to perform its obligations thereunder.

     (f) The Conversion Shares, when issued, and Warrant Shares, if issued, upon exercise of any Warrant (i) will be free and clear of any security interests, liens, claims or other encumbrances; (ii) will be duly and validly authorized and issued; (iii) will be fully paid and nonassessable; (iv) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Issuer; (v) will not subject the holders thereof to personal liability by reason of being such holders.

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     (g)  The Issuer is a Reporting Company within the meaning of the Securities and Exchange Act of 1934 as among ("Exchange Act") and has filed all reports required to be filed by in accordance with the Exchange Act during the preceding 12 months, and has been subject to such filing requirements for the past 90 days.

     (h) No offer of the Note or Conversion Shares either alone or together with the Warrant and Warrant Shares was made by the Issuer to a person in the United States.

     (i) The Issuer, any affiliate of the Issuer, and any person acting on behalf of the Issuer or any such affiliate (i) have not engaged in any Directed Selling Efforts (as defined in Regulation S, "Directed Selling Efforts") with respect to the Securities, (ii) have complied with the Offering Restrictions requirements of Regulation S and (iii) have complied with all other applicable requirements of Regulation S and state securities laws.

     (j) The transactions contemplated by this Agreement (i) have not been pre-arranged with a purchaser who is in the United States or is a U.S. Person and
(ii) are not part of a plan or scheme to evade the registration provisions of the Securities Act.

     (k) Other than the Securities being sold in this transaction, the Issuer has not offered to sell, sold or issued any common stock or warrants or other securities convertible into its common stock in a transaction involving Regulation S during the twelve months preceding the data hereof, and there are no outstanding warrants or other securities convertible into its common stock which have been sold in a transaction involving Regulation S.

     (l) There is no pending or, to the best knowledge of the Issuer, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Issuer or any of its affiliates that would materially affect the performance of its obligations under, this Agreement or the Note.

     (m) The Issuer, any person representing the Issuer, and, to the best knowledge of the Issuer, any other person selling or offering to sell the Securities in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the Securities which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

     (n) Except as disclosed to the Purchaser or any of its affiliates, the Issuer is not in possession of any material non-public information that, if publicly disclosed, would, or could reasonably be expected to, have a material adverse effect on the price of the Issuer's Securities.

     (o) Assuming the accuracy of, and compliance with, the representations, warranties and covenants of the Purchaser in this Agreement, the sale of the Note pursuant to this Agreement will have been made in accordance with the provisions and requirements of Regulation S and any applicable state law and the conversion of the Note and the issuance of the Conversion Shares, and the exercise of the Warrant and issuance of the Warrant Shares shall comply with the provisions and requirements of Regulation S and any applicable state law.

     (p) The Issuer has furnished or made available to the Purchaser a full and complete set of its most recent definitive proxy statement in connection with its annual meeting of stockholders, its Annual Report on Form 10-K for its most recently completed fiscal year and any Form 10-Q's and/or 8-K's filed since the date of its most recent 10-K (collectively, the "SEC Documents").

     (q) Except as set forth on Schedule of Exemptions, the Issuer has good title to all of its assets or property of any kind, real or personal and is the sole legal owner thereof, free and clear of all security interests, mortgages, pledges, hypothecations, assignments, deposit arrangements, encumbrances, liens (statutory or other), or preferences, priority or other security agreements or preferential arrangements of any kind or nature whatsoever.

     (r) Except as set forth on Schedule of Exceptions, the Issuer has filed all tax returns required to be filed by it. The Issuer has paid all taxes and other governmental charges due pursuant to such returns or pursuant to any assessment received by the Issuer. The charges, accruals and reserves on the books of the Issuer in respect of any taxes or other governmental charges are adequate in the aggregate to provide for the liabilities in respect thereof.

     (s) Except as set forth on Schedule of Exceptions, the Issuer has not established and does not maintain or contribute to any employee benefit plan that is covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended.

     4. REPRESENTATION, WARRANTIES AND COVENANTS OF THE PURCHASER. The Purchaser understands, and represents and warrants to, and agrees with, the Issuer, that:

     (a) The Purchaser is not a U.S. Person and is not an affiliate of the Issuer.

     (b) No offer of the Securities was made to the Purchaser in the United States; and at the time the buy order for the Securities was originated the Purchaser was located outside the United States.

     (c) The Purchaser, its affiliates and any persons acting on behalf of the Purchaser or any such affiliates (i) have not engaged in any Directed Selling Efforts with respect to the Securities, (ii) have complied with the Offering Restrictions requirements of Regulation S and (iii) have complied with all other applicable requirements of Regulation S and state law.

     (d) The transactions contemplated by this Agreement (i) have not been pre-arranged with a purchaser who is located in the United States or is a U.S. Person and (ii) are not part of a plan or scheme to evade the registration provisions of the Securities Act.

     (e) The Purchaser is purchasing the Securities for its own account for the purpose of investment and not (i) with a view to, or for sale in connection with, any distribution thereof or (ii) for the account or on behalf of any U.S. Person.

     (f) The Purchaser is aware that the Securities have not been and will not be registered under the Securities Act and may only be offered or resold pursuant to registration under the Securities Act or an available exemption therefrom.

     (g) The Purchaser understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities.

     (h) The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Issuer is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Securities.

     (i) The Purchaser has all requisite right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All action on the party of the Purchaser, members or partners necessary for the authorization, execution, delivery and performance of this Agreement, and the purchase of the Securities. The Purchaser's signatory has all right, power, authority and capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and will constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth hereinafter.

     (j) Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company, including but not limited to the Reports, to reach an informed and knowledgeable decision to acquire the Securities.

Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Note and Conversion Shares.

     (k) Without otherwise limiting its ability to resell the Securities, Purchaser represents that it is purchasing the Securities and for its own account as principal for investment purposes only, and not with a view to a re-distribution thereof. Purchaser understands that its acquisition of the Securities have not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, Purchaser's representations. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchaser or otherwise acquire or take a pledge of) any of the Note or Conversion Shares, Warrants or Warrant Shares except in compliance with the Securities Act and any applicable state securities laws, and the rules and regulations promulgated thereunder, including the exemption provided by Regulation S.

     (l) Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Preferred Stock and the Warrants.

     (m) Purchaser hereby represents and warrants that the Purchaser has carefully examined SEC Documents, and the financial statements contained therein. The Purchaser acknowledges that the Company has made available to the Purchaser all documents and information that it has requested relating to the Issuer and has provided answers to all of its questions concerning the Issuer, the Securities.

     (N) THE PURCHASER RECOGNIZES THAT THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK IN THAT:

     (I) AN INVESTMENT IN THE ISSUER IS SPECULATIVE AND ONLY INVESTORS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT SHOULD CONSIDER INVESTING IN THE ISSUER;

     (II)  THE PURCHASER WILL NOT BE ABLE TO IMMEDIATELY LIQUIDATE ITS
     INVESTMENT;

     (III)  TRANSFERABILITY OF THE NOTE IS EXTREMELY LIMITED;

     (IV) IN THE EVENT OF ANY DISPOSITION OF THE NOTE PURCHASER COULD SUSTAIN SUBSTANTIAL LOSSES ON ITS INVESTMENT;

     (V) THE HOLDERS OF THE NOTE ARE NOT ENTITLED TO A VOTE IN THE BUSINESS AND AFFAIRS OF THE COMPANY;

     (VI) WHILE THE COMMON STOCK IS PRESENTLY QUOTED AND TRADED ON THE ELECTRONIC BULLETIN BOARD MARKET, THERE IS NO ASSURANCE THAT THERE WILL BE A MARKET FOR THE CONVERSION SHARES ON THE BULLETIN BOARD OR ANY ORGANIZED MARKET OR QUOTATION SYSTEM; AND

     (VII) THERE IS NO MARKET FOR THE WARRANTS AND WARRANT SHARES AND EXERCISE OF THE WARRANTS WILL REQUIRE ADDITIONAL CASH PAYMENT TO THE ISSUER BY THE HOLDER OF THE WARRANTS.

     5. COVENANTS OF THE ISSUER. The Issuer covenants and agrees with the Purchaser to:

     (a) continue to comply with all applicable reporting requirements of the Exchange Act;

     (b) refrain from engaging, and insure that none of its affiliates will engage, in any Directed Selling Efforts with respect to the Securities;

     (c) ensure that all Offering Restrictions applicable to the sale of Securities, including the issuance of the Conversion Shares, pursuant to this Agreement are thoroughly complied with and satisfied;

     (d) continue to comply, and to cause its affiliates and any person acting on behalf of the Issuer or any affiliate to comply, with all other applicable requirements of Regulation S and state law with respect to the offer and sale of the Securities;

     (e) to reserve for issuance, free from preemptive rights, a sufficient number of shares of Common Stock to satisfy the conversion rights of the Purchaser pursuant to the terms and conditions of the Note, including issuance to the holder of any Note, upon conversion to Conversion Shares and written request of such holder, of additional shares in lieu of interest ("Interest

Shares") accrued to the date of any such conversion (the term "Conversion Shares" as used herein includes "Interest Shares");

     (f) Upon the conversion of any Debenture up to the total of the "Conversion Amount" (as defined in the Note) and 40 days after the issuance of any Interest Shares (as defined in the Note) and/or "Warrant Shares" by a person who is a non-U.S. Person, Issuer shall instruct Issuer's transfer agent to issue Stock Certificates up to the total of the "Conversion Amount" (as defined in the Note) and 40 days after the "Interest Shares" and/or Warrant Shares without restrictive legend in the name of Purchaser (or its nominee (being a non-U.S. Person) or such non-U.S. Persons as may be designated by Buyer prior to the closing) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion and/or exercise, as applicable, provided, however, that Purchaser acknowledges that no transfers in the United States or to United States persons may be made during the Restricted Period. Issuer warrants that no instructions other than these instructions and instructions to impose a "stop transfer" instruction with respect to the certificates until the end of the respective Restricted Period of the Conversion Shares and Interest Shares and/or Warrant Shares, if any, have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely transferable on the books and records of Issuer. Nothing in this Section 5, however, shall affect in any way Purchaser's or such nominee's obligations and agreements to comply with all applicable securities laws upon resale of the Securities and the restrictions on resale set forth in
Section 12;

     (g) It shall be the Issuer's responsibility to take all necessary actions and to bear all such costs to issue the Certificate of Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required, provided Purchaser provides such certificates and information as may be reasonably required to support that opinion. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. The Issuer shall only be required to convert the debenture in minimum amounts of $10,000. Upon surrender of any Note that are to be converted in part, the Company shall issue to the Purchaser a new Note equal to the unconverted amount, if so requested by Purchaser;

     (h) to notify the Purchaser promptly if at any time during the period beginning on the date of this Agreement and ending on the Closing Date (i) any event shall occur as a result of which any oral communication made by the Issuer, any person representing the Issuer, or, to the best knowledge of the Issuer, by any other person in connection with the transactions contemplated by this Agreement would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) there is any public disclosure of material information regarding the Issuer or its finan cial condition or results of operation; and

     (i) to register, if so requested by the Purchaser or any permitted Noteholder, the Conversion Shares and/or any Warrant Shares issuable hereunder for sale, or resale, by the holders thereof, in the United States in accordance with the Securities Act, including the preparation and filing, at the sole expense of the Issuer, of a Registration Statement with respect thereto, with any cost or expense to the Purchaser or any such holders, except for underwriting costs or discounts with respect to any resale arrangements made by the Purchaser or any subsequent holder. Any such Registration Statement shall be processed to effectivity as promptly as practicable.

      6. COVENANTS OF THE PURCHASER. The Purchaser covenant sand agrees with the Issuer to:

     (a) refrain from engaging, and cause its affiliates and any person acting on behalf of the Purchaser or any such affiliate to refrain from engaging, in any Directed Selling Efforts with respect to the Securities;

     (b) comply, and to cause its affiliates or any other person acting on behalf of the Purchaser or any affiliate to comply, with the Offering Restrictions, and any other applicable requirements, of Regulation S;

     (c) refrain, during the period commencing on the Closing Date and ending on the fortieth day thereafter (the "Restricted Period"), from offering or selling the Note in the United States, to a U.S. Person or for the account or benefit of a U.S. Person other than in accordance with Rule 903 or Rule 904 of Regulation S; and

     (d) not to offer, sell, pledge or otherwise transfer the Securities, or any part thereof, until after the expiration of the Restricted Period, and thereafter only in accordance with any available exemption from the Securities Act, and in accordance with applicable state securities laws, or any effective registration under the Securities Act in accordance with 5(i) hereof.

     7. CONDITIONS PRECEDENT TO THE PURCHASER'S OBLIGATIONS. The obligations of the Purchaser hereunder are subject to the performance by the Issuer of its obligations hereunder and to the satisfaction of the following additional conditions precedent:

     (a) The representations and warranties made by the Issuer in this Agreement shall, unless waived by the Purchaser, be true and correct in all material respects as of the date hereof and at the Closing Date, with the same force and effect as if they had been mad eon and as of the Closing Date.

     (b) The Issuer will provide an opinion or opinions of counsel confirming in substance the representations and warranties set out in paragraphs (a) through (g) of Section 3 above.

     (c) None of the following shall have occurred: (i) any general suspension of trading in, or limitation on prices listed for the Common Stock on the NASDAQ, (ii) a declaration of a banking moratorium or any suspension of payments in respect to banks in the United States, (iii) a commencement of a war, armed hostilities or other international or national calamity directly or indirectly involving the United States, (iv) in the case of the foregoing existing at the date of this Agreement, a material acceleration or worsening thereof.

     8. CONDITIONS PRECEDENT TO THE ISSUER'S OBLIGATIONS. The obligations of the Issuer hereunder are subject to the performance by the Purchaser of its obligations hereunder and to the satisfaction of the condition that the representations and warranties made by the Purchaser in this Agreement shall, unless waived by the Issuer, be true and correct in all material respects as of the date hereof and at the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

     9. FEES AND EXPENSES. Each of the Purchaser and the Issuer agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the fees, expenses and disbursements of the Purchaser's counsel, up to Five Thousand Dollars ($5,000) shall be paid by the Issuer. In addition, the Issuer shall be solely responsible for any commission and brokerage fees due to:
Vengua Capital Markets, Ltd., who the parties agree arranged this transaction. Purchaser shall pay for any other representative employed by it with respect hereto.

     10. SURVIVAL OF THE REPRESENTATIONS, WARRANTIES, ETC. The respective agreements, representations, warranties, indemnities and other statements made by or on behalf of the Issuer and the Purchaser, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director or employee of, or person controlling or under common control with, such party and will survive delivery of any payment for the Securities.

     11. INDEMNIFICATION. The Issuer agrees to indemnify the Purchaser and its officers, directors employees, agents and affiliates in respect of, and hold each of them harmless from and against, any and all damages, fines, fees, penalties, deficiencies, losses and expenses (including without limitations interest, court costs, reasonable attorneys fees, accountants and other experts or other expenses of litigation or other proceedings or of any claim, default or
assessment)   ("Losses") suffered, incurred or sustained by any of them or to which any of them becomes subject, resulting from, arising out of or relating to any misrepresentations, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Issuer contained in this Agreement, as such expenses are incurred, unless such Loss results primarily from the Purchaser's gross negligence, recklessness or bad faith with respect to the matters which are the subject of this Agreement.

     12. NOTICES. Any notice or other communication in connection with this Agreement shall be in writing and shall be deemed to be delivered if(i) actually delivered to the following address, (ii) sent by facsimile to the following facsimile number and a transaction confirmation is received or (iii) sent by certified or registered mail, postage prepaid, return receipt requested to the following address and 6 business days lapse after deposit in the mail:

If to the Purchaser, to:

At the address for such Purchaser as set forth in Schedule I hereto,

with a copy to (which communication shall not constitute notice):

Barry B. Globerman, Esq.
110 East 59th Street
New York, NY 10022

If to the Issuer, to:

EMB Corporation
3200 Bristol, 8th Floor
Costa Mesa, California 92626
Telephone:  (714)437-0738
Facsimile:  (714)825-0493
Attention:  Mr. Joseph Wimer

with copy to (which communication shall not constitute notice):

D. David Cohen, Esq.
Jericho Atrium
Suite 1300
500 No. Broadway
Jericho, New York 11753
Telephone:  (516)933-1700
Facsimile:  (516)933-8454

or to such other name(s) or to such other address(es) or telecopier number(s) as a party may designate from time to time to the other party by written notice.

     13. THIRD PARTY BENEFICIARY. Any permitted transferee of any part of the principal amount of the Note or the Conversion Shares shall be a third party beneficiary of the Issuer's obligations under this Agreement, and the Note. Such person shall have all the rights of a third party beneficiary with respect to the enforcement against the Issuer of any provision of this Agreement, and the Note.

     14. DELIVERY OF STOCK. At any time on or after the forty-first (41st) day following the Closing Date, the Issuer will permit the Purchaser including any permitted transferee to exercise its right to convert the Note by telecopying an executed and completed Notice of Conversion to the Issuer and delivering within six (6) business days thereafter, the original Notice of Conversion and Note by express courier. Each date on which a Notice of Conversion is telecopied to and received by the Issuer in accordance with the provisions hereof shall be deemed a Conversion Date. The Issuer will transmit the certificates representing the shares of Common Stock of the Issuer Issued at Conversion and the newly issued Note representing the amount of the Note which remains unconverted to the Purchaser via express courier within six (6) business days after receipt by the Issuer of the original Notice of Conversion and the Note, or provide written instructions to its transfer agent within such time period to so deliver the shares of Common Stock, with a copy to Purchaser.

     15. LIQUIDATED DAMAGES FOR FAILURE TO DELIVER. The Issuer understands and agrees that a delay beyond the deadline for delivery, specified this Agreement could result in economic loss to the Purchaser. As compensation to the Purchaser for such loss, the Issuer agrees to liquidated damages in the form of late payments to the Purchaser for the late issuance of shares issuable at conversion where delivery is more than six (6) business days after the Conversion Date:

Five Hundred ($500.00) Dollars for each such day for each Note (of $10,000 or more of Principal Amount) being converted.

The Issuer shall pay any payments incurred under this Section 15 in immediately available funds upon demand. Nothing herein shall limit a Purchaser's right to pursue actual damages for the Issuer's failure to issue and deliver Common Stock to the Purchaser.

     In addition, Issuer shall

     (a) hold the Purchaser harmless against any loss, claim or damage arising from or as a result of such failure by the Issuer (including, without limitation, any such loss, claim or damage resulting from an obligation to resell the Common Stock of the Issuer Issued at Conversion); and

     (b) reimburse the Purchaser for all of its out-of-pocket expenses, including reasonable fees and disbursements of its counsel, incurred by the Purchaser.

     16.  TIME OF ESSENCE.  TIME SHALL BE OF THE ESSENCE IN THIS AGREEMENT.

     17.  RESPONSIBILITY OF ESCROW AGENT.

     The Escrow Agent shall not have any responsibility to either party hereunder, except to transmit funds actually received from Purchaser to Issuer or to Issuer's attorney, at Issuer's written instruction, in exchange for physical delivery of the Securities, and to remit the Securities to Purchaser, at Purchaser's written instruction, and otherwise only for Escrow Agent's intentional acts of wrongdoing or gross negligence. The parties agree that Escrow Agent is Broker's counsel and serving as Escrow Agent solely as an accommodation to the parties.

     18.  MISCELLANEOUS.

     (a) This Agreement may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement.

     (b) This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and permitted assigns.

     (c) This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     (d) Any claim arising hereunder against the Issuer will be litigated solely in the courts of the United States of America.

     (e) The headings of the sections of this document are solely for convenience of reference only and shall not be deemed to be a part of this Agreement.

     (f) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

     (f) This Agreement, including the schedules and exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof, and the same may not be modified or amended otherwise than by a writing signed by the party to be changed.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer(s) of each party hereto as of the date first above written.

                                    EMB CORPORATION


                                    -------------------------
                                    Name: James E. Shipley
                                    Title:  President


                                    PURCHASER


                                    Signature on Schedule I
                                    -------------------------


                                    ESCROW AGENT


                                    -------------------------
                                    Barry B. Globerman, Esq.

                                  SCHEDULE I

                                EMB CORPORATION

                    OFFSHORE SECURITIES PURCHASE AGREEMENT
                               JANUARY 30, 1998

                                 SUBSCRIPTION

     The undersigned Purchaser hereby subscribes to Securities of EMB Corporation in the principal amount of U.S.$________________
__________________________________________(fill out in numbers and words).

     This schedule is annexed to an Offshore Purchase Agreement dated as of the 30th day of January, 1998 (the "Agreement').

     The Purchaser is acquiring one or more offshore convertible notes ("Notes") in the principal amount set forth above, together with Warrants to purchase one share of EMB Common Stock for each Ten Dollars ($10.00) of Note purchased.

     The Purchaser is not a U.S. Person as such term is defined by Regulation S promulgated under the United States Securities Act of 1933, as amended. The Purchaser has received and reviewed, or had its counsel review, the terms and conditions of the Agreement.

Name of Holder:
               ----------------------------------------------------

Address:
        -----------------------------------------------------------

-------------------------------------------------------------------

Signature:
          ---------------------------------------------------------
          (Print Name and Title of Signatory)



                                       i